This is filed pursuant to Rule 497(e).
File Nos. 002-35566 and 811-01976.

                               SEQUOIA FUND, INC.

                       Supplement dated November 25, 2005
                                to the Prospectus
                                Dated May 1, 2005


Effective November 25, 2005, the section "Management of the Fund - Portfolio Manager" on page 6 of the Prospectus is deleted in its entirety and replaced with the following disclosure:

Portfolio Managers

The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio:

o Robert D. Goldfarb, Chairman of the Board. Mr. Goldfarb is Chairman and a Director of Ruane, Cunniff & Goldfarb, with which he has been associated for more than 30 years.

o David M. Poppe, President. Mr. Poppe is President and a Director of Ruane, Cunniff & Goldfarb, with which he has been associated for more than five years.



             THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE













69900.0020 #621456